Exhibit 31.2
Certification of Chief Financial Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, Christopher L. Nagel, certify that:
1. I have reviewed this Annual Report on Form 10-K/A of FreightCar America, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 16, 2010	By:	/s/ Christopher L. Nagel

Christopher L. Nagel
Vice President, Finance and
Chief Financial Officer